The Boston Trust & Walden Funds

One Beacon Street

Boston, MA 02108

Walden International Equity Fund (WIEFX)

Supplement dated June 2, 2015

to the

Prospectus and Statement of Additional Information dated August 1, 2014

Shares of the Walden International Equity Fund will not be available for purchase until June 9, 2015.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated August 1, 2014, with respect to the Walden International Equity Fund.  These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund toll- free at 1-(800) 282-8782, ext. 7050.

Please retain this supplement for future reference.